Exhibit 10.5

Execution Version

HEAD INTERNATIONAL DAYWORK DRILLING CONTRACT — OFFSHORE

THIS HEAD INTERNATIONAL DAYWORK DRILLING CONTRACT — OFFSHORE (this “Head Contract”) is made and entered into on February 20, 2014, but effective as of January 14, 2014 (the “Effective Date”), by and between Allied Energy plc., a public limited company incorporated under the laws of the Federal Republic of Nigeria, with offices at Plot 1649 Olosa Street, Camac House, Victoria Island, Lagos, Nigeria (“Allied”), and Oceanic Consultants Nigeria Limited, a private limited company incorporated under the laws of the Federal Republic of Nigeria, with offices at Plot 1649 Olosa Street, Camac House, Victoria Island, Lagos, Nigeria (“Oceanic”). The parties hereto may be referred to individually as a “Party” or collectively as the “Parties.”

WHEREAS, Oceanic and Northern Offshore International Drilling Company Ltd., a company incorporated under the laws of the British Virgin Islands (“Northern”), have entered into that certain agreement entitled “International Daywork Drilling Contract — Offshore”, dated as of January 14, 2014 and attached as Exhibit A-1 hereto (the “Drilling Contract”), pursuant to which Northern shall furnish the Drilling Unit ENERGY SEARCHER for performance of certain offshore drilling operations for the benefit of Oceanic;

WHEREAS, the Parties have agreed that Oceanic shall furnish the Drilling Unit ENERGY SEARCHER for performance of certain offshore drilling operations for the benefit of Allied pursuant to the terms set forth in this Head Contract, with the Drilling Contract being a subcontract of this Head Contract;

WHEREAS, CAMAC International Limited, an Affiliate of Allied and a related entity to Oceanic (“CIL”), and Northern have entered into that certain deed of guarantee, dated as of January 14, 2014, pursuant to which CIL has guaranteed the performance of all terms, covenants, agreements, obligations and liabilities made or undertaken by or imposed upon Oceanic pursuant to the Drilling Contract;

WHEREAS, CIL and Northern have entered into that certain deed of guarantee, dated as of January 14, 2014, as amended and restated by that certain amended and restated deed of guarantee, dated as of February 20, 2014 (as amended and restated, the “Payment Guarantee”), between CIL, Oceanic and Northern, pursuant to which CIL has guaranteed the due and punctual payments by Allied of all amounts due to Oceanic under this Head Contract, 97% of which Allied is or shall become obliged to pay directly to Northern and the remaining 3% to be paid directly to Oceanic, in accordance with the provisions of the Drilling Contract and this Head Contract;

WHEREAS, Northern Offshore Ltd., an Affiliate of Northern (“NOR”), Oceanic and Allied have entered into that certain deed of guarantee, dated as of January 14, 2014 (the “NOR Guarantee”), pursuant to which NOR has guaranteed the performance of all terms, covenants, agreements, obligations and liabilities made or undertaken by or imposed upon Northern pursuant to the Drilling Contract; and

WHEREAS, in order to perform their obligations under this Head Contract and the Drilling Contract, Oceanic, on the one hand, and Northern and its Affiliates, on the other hand, will enter into various service contracts with respect to the local logistics and office base for Northern in the Country of Operations (as defined in the Drilling Contract).

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do hereby agree as follows. Capitalized terms in this Head Contract shall have the same meaning as ascribed in the Drilling Contract unless otherwise provided herein.

1.	EFFECT

1.1Subject to the following provisions of this Section 1, the terms and provisions of the Drilling Contract are incorporated mutatis mutandis into this Head Contract, with the term “this Contract” or words of similar import or nature contained in the Drilling Contract to be construed to mean this Head Contract, “Operator” or words of similar import or nature contained in the Drilling Contract to be construed to mean Allied and the term “Contractor” or words of similar import or nature contained in the Drilling Contract to be construed to mean Oceanic.

1.2Appendix G (and any provisions of the Drilling Contract referencing same) to the Drilling Contract, and the definition of and references to the “LOI,” the references to the “Contractor’s recaps” and Clause 1317 the Drilling Contract, in each case, shall not apply to this Head Contract.

1.3With respect to the definition of and references to the “Letter of Credit” in, and Appendix H (and any provisions of the Drilling Contract referencing same) to, the Drilling Contract, the provisions of Section 1.1 hereof shall otherwise apply; provided that Allied shall provide, or cause to be provided, such Letter of Credit in favour of Northern (and not Oceanic) and Appendix H to this Head Contract shall name Northern (and not Oceanic) as the beneficiary.

1.4Sections 20 and 21 of Appendix A to the Drilling Contract shall not apply to this Head Contract and shall be replaced in their entirety in this Head Contract by the following:

20	Address for notices:
(a)	OPERATOR:	Allied Energy plc.
		Address:	Plot 1649, Olosa Street Victoria Island, Lagos, Nigeria
		Tel:	Nigeria: +234-1-4603342 USA: +1-713-965-5100
		E-mail:	Mickey.Lawal@camac.com
		Attention:	Mickey Lawal, Director
(b)	CONTRACTOR:	Oceanic Consultants Nigeria Limited
		Address:	Plot 1649, Olosa Street Victoria Island, Lagos, Nigeria
		Tel:	Nigeria: +234-1-4603342 USA: +1-713-965-5100
		E-mail:	Ola.Oladeji@camac.com
		Attention:	Ola Oladeji, Managing Director
21	Address for invoices:
(a)	OPERATOR:	Allied Energy plc.
		Address:	Plot 1649, Olosa Street Victoria Island, Lagos, Nigeria
		Tel:	Nigeria: +234-1-4603342 USA: +1-713-965-5100
		E-mail:	Mickey.Lawal@camac.com
		Attention:	Mickey Lawal
(b)	CONTRACTOR:	Oceanic Consultants Nigeria Limited
		Address:	Plot 1649, Olosa Street Victoria Island, Lagos, Nigeria
		Tel:	Nigeria: +234-1-4603342 USA: +1-713-965-5100
		E-mail:	Ola.Oladeji@camac.com Adekunle.Alli@camac.com
		Attention:	Ola Oladeji / Adekunle Alli

1.5All amounts due to Oceanic under the respective Clauses of this Head Contract shall be the same under the equivalent Clauses in the Drilling Contract. Ninety-seven percent (97%) of the amounts due under Clauses 704, 705, 706 and 707 of this Head Contract, which have incorporated mutatis mutandis the provisions of Clauses 704, 705, 706 and 707 of the Drilling Contract pursuant to Section 1.1, shall be invoiced by Northern to Allied and paid by Allied directly to Northern in accordance with the provisions of this Head Contract and the Drilling Contract, and the provisions of Clause 608(c) of this Head Contract with respect to such payments shall apply as if the “Contractor” were Northern. Three percent (3%) of the amounts due under Clauses 704, 705, 706 and 707 of this Head Contract shall be invoiced by Oceanic to Allied and paid by Allied directly to Oceanic in accordance with the provisions of this Head Contract and the Drilling Contract and, for the purposes of the provisions of Clause 608(c) of this Head Contract, Oceanic shall remain the “Contracotr” with respect to such payments. All amounts due to Oceanic under this Head Contract other than the amounts due under Clauses 704, 705, 706 and 707 of this Head Contract shall be invoiced by Northern to Allied and paid by Allied directly to Northern in accordance with the provisions of this Head Contract and the Drilling Contract, and the provisions of Clause 608(c) of this Head Contract with respect to such payments shall apply as if the “Contractor” were Northern.

1.6The Parties hereby acknowledge and agree that Northern (and its successors and permitted assigns) shall be a third party beneficiary of Allied’s payment obligation under this Head Contract; provided that Allied’s sole recourse and remedy under this Head Contract shall be against Oceanic, except as provided in Clause 1311 of the Drilling Contract.

2.	DRILLING CONTRACT

2.1The Drilling Contract shall continue in full force and effect and remain unaffected and unchanged by this Head Contract.

2.2The Drilling Contract is a subcontract of this Head Contract.

2.3The Parties agree that, for purposes of this Head Contract, the definition of “Drilling Contract” shall not include any amendment or supplement thereto or restatement thereof, unless Allied has given its written consent to such amendment, supplement and/or restatement, in which event the term “Drilling Contract” shall include any such amendment, supplement and/or restatement to which Allied has given its consent.

3.	TERM

No later than three (3) Business Days following the date upon which Allied is no longer the operator or operating contractor of the Operating Area (such date, the “Transfer Date”), Allied shall promptly provide written notice to Oceanic of the succession of CAMAC Petroleum Limited, a wholly owned Nigerian subsidiary (“CPL”) of CAMAC Energy Inc., a Delaware corporation (“CAMAC”), as the operator or operating contractor and the Parties agree that with effect on and from the Transfer Date and with respect to the period from the Transfer Date:

3.1subject to Section 3.4 hereof, Oceanic, Allied and CPL shall execute and deliver an agreement substantially in the form of Exhibit B hereto, to be effective as of the Transfer Date (the “Deed of Novation”), assigning and transferring Allied’s rights, obligations and liabilities under this Head Contract to CPL;

3.2pursuant to the terms and provisions of the Payment Guarantee, the Payment Guarantee shall terminate and be of no further force or effect, and CAMAC shall enter into a deed of guarantee with Northern and Oceanic to guarantee the due and punctual payment by CPL of all amounts which are or shall become due to Oceanic under this Head Contract, 97% of which CPL shall become obliged to pay directly to Northern and the remaining 3% shall be paid directly to Oceanic, in accordance with the provisions of the Drilling Contract and this Head Contract, to be issued on the same date as the execution date of the Deed of Novation and in the same form as the Payment Guarantee;

3.3pursuant to the terms and provisions of the NOR Guarantee, the NOR Guarantee shall terminate and be of no further force or effect, and NOR shall enter into a deed of guarantee with Oceanic and CPL to guarantee the performance of all present and future obligations and liabilities of Northern due, owing or incurred under the Drilling Contract, to be issued on the same date as the execution date of the Deed of Novation and in the same form as the NOR Guarantee; and

3.4notwithstanding anything in Section 3.1 hereof to the contrary, nothing in this Section 3 shall affect or prejudice any claim or demand that any Party may have under or in connection with this Head Contract arising before the Transfer Date.

4.	MISCELLANEOUS

4.1The Section headings shall not be considered in interpreting the text of this Head Contract.

4.2Each Party shall use all reasonable endeavours to perform the acts, execute and deliver the documents and give the assurances necessary to give effect to the provisions of this Head Contract.

4.3This Head Contract shall be governed by and construed in accordance with the laws of England, not including any of its conflicts of law rules that would direct or refer to the laws of another jurisdiction.

4.4No amendment hereto shall be effective unless contained in an instrument in writing executed by the Parties.

4.5This Head Contract may be executed in any number of counterparts, including facsimile counterparts, each of which when executed shall be an original, and all the counterparts together shall constitute one and the same instrument for all purposes hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused their duly authorized representatives to execute this Head Contract, effective as of the Effective Date.

OCEANIC CONSULTANTS NIGERIA LIMITED

BY:
NAME:
TITLE:

ALLIED ENERGY PLC.

BY:
NAME:
TITLE:

Signature Page to

Head International Daywork Drilling Contract – Offshore

EXHIBIT A-1

DRILLING CONTRACT

[See attached.]

Exhibit A-1

EXHIBIT B

FORM OF DEED OF NOVATION

THIS DEED OF NOVATION (this “Deed”) is made the              day of [                    ], 2014

AMONG:

(1)

ALLIED ENERGY PLC., a public limited company incorporated under the laws of the Federal Republic of Nigeria, with offices at Plot 1649 Olosa Street, Camac House, Victoria Island, Lagos, Nigeria (“Allied”);

(2)

OCEANIC CONSULTANTS NIGERIA LIMITED, a private limited company incorporated under the laws of the Federal Republic of Nigeria, with offices at Plot 1649 Olosa Street, Camac House, Victoria Island, Lagos, Nigeria (“Oceanic”); and

(3)

CAMAC PETROLEUM LIMITED, a private limited company incorporated under the laws of the Federal Republic of Nigeria, with offices at Plot 1649 Olosa Street, Camac House, Victoria Island, Lagos, Nigeria (“CPL”)

(together referred to as the “Parties”).

WHEREAS:

(A)

Oceanic and Northern Offshore International Drilling Company Ltd., a company incorporated under the laws of the British Virgin Islands (“Northern”), have entered into that certain agreement entitled “International Daywork Drilling Contract — Offshore”, dated as of January 14, 2014, (such agreement, including any amendment or supplement thereto or restatement thereof, the “Drilling Contract”), pursuant to which Northern shall furnish the Drilling Unit ENERGY SEARCHER for performance of certain offshore drilling operations for the benefit of Oceanic;

(B)

Oceanic and Allied have entered into that certain agreement entitled “Head International Daywork Drilling Contract — Offshore”, dated as of February 20, 2014 but effective as of January 14, 2014, and in a form substantially similar to the Drilling Contract (such agreement, including any amendment or supplement thereto or restatement thereof, the “Head Contract”), and the Drilling Contract is a subcontract of the Head Contract;

(C)

CAMAC International Limited, an Affiliate of Allied and a related entity to Oceanic (“CIL”), and Northern have entered into that certain deed of guarantee, dated as of January 14, 2014, pursuant to which CIL has guaranteed the performance of all terms, covenants, agreements, obligations and liabilities made or undertaken by or imposed upon Oceanic pursuant to the Drilling Contract;

(D)

CIL and Northern have entered into that certain deed of guarantee, dated as of January 14, 2014, as amended and restated by that certain amended and restated deed of guarantee, dated as of February 20, 2014, between CIL, Northern and Oceanic, pursuant to which CIL has guaranteed the due and punctual payments by Allied of all amounts due to Oceanic under the Head Contract, 97% of which Allied is or shall become obliged to pay directly to Northern and the remaining 3% to be paid directly to Oceanic, in accordance with the provisions of the Drilling Contract and the Head Contract;

(E)

Northern Offshore Ltd., an Affiliate of Northern (“NOR”), Oceanic and Allied have entered into that certain deed of guarantee, dated as of January 14, 2014, pursuant to which NOR has guaranteed the performance of all terms, covenants, agreements, obligations and liabilities made or undertaken by or imposed upon Northern pursuant to the Drilling Contract; and

(F)	Oceanic has agreed that CPL will be substituted in place of Allied under the Head Contract upon the terms and subject to the conditions set forth hereinafter.

NOW THEREFORE THIS DEED WITNESSETH as follows:

1.	Words and expressions used but not defined herein shall have the same meaning as in the Head Contract.
2.

In this Deed the expression “Novation Date” means the date upon which Allied is no longer, and CPL has succeeded as, the operator or operating contractor of the Operating Area. Allied shall provide written notice to Oceanic no later than three (3) Business Days following the effective time of such succession.

3.	The Parties agree that with effect on and from the Novation Date and with respect to the period from the Novation Date:
3.1.

Allied shall cease to be a party to the Head Contract (and shall cease to be the Operator as such term is defined in the Head Contract), and CPL shall become a party to the Head Contract (and shall become the Operator as such term is defined in the Head Contract) and shall assume the liabilities, perform the obligations and be entitled to the rights and benefits therein in the place of Allied;

Exhibit B-1

3.2.

subject to Clause 3.6 hereof, Oceanic hereby releases and discharges, and agrees to release and discharge, Allied from the various covenants, undertakings, warranties and other obligations contained in the Head Contract which are hereby assumed by CPL, and shall accept the like performance and discharge of those covenants, undertakings, warranties and other obligations of CPL in the place thereof;

3.3.

CPL undertakes and covenants to Oceanic to assume, observe, perform, discharge and be bound by all liabilities, obligations and duties arising under the Head Contract in the place of Allied and to be bound by all the terms and conditions of the Head Contract in every way as if CPL were named in the Head Contract in place of Allied;

3.4.

subject to Clause 3.6 hereof, Allied hereby releases and discharges, and agrees to release and discharge, Oceanic from the various covenants, undertakings, warranties and other obligations contained in the Head Contract which are enjoyed by Allied and from all claims and demands whatsoever arising out of or in respect of the Head Contract;

3.5.

Oceanic undertakes and covenants to CPL to observe, perform, discharge and be bound by all liabilities, obligations and duties arising under the Head Contract and to be bound by all the terms and conditions of the Head Contract in every way as if CPL were named in the Head Contract in place of Allied;

3.6.

notwithstanding anything in Clauses 3.2 and 3.4 hereof to the contrary, nothing in this Deed shall affect or prejudice any claim or demand that each of Allied and Oceanic may have under or in connection with the Head Contract arising before the Novation Date; and

3.7.	Sections 20(a) and 21(a) of Appendix A to the Head Contract shall be deleted and replaced in their entirety by the following:

20	Address for notices:
(a)	OPERATOR:	CAMAC Petroleum Limited
		Address:	Plot 1649, Olosa Street Victoria Island, Lagos, Nigeria
		Tel:	Nigeria: +234-1-4603340 USA: +1-713-797-2940
		E-mail:	FemiAyoade@camacpetroleumltd.com
		Attention:	Femi Ayoade, Managing Director
21	Address for invoices:
(a)	OPERATOR:	CAMAC Petroleum Limited
		Address:	Plot 1649, Olosa Street Victoria Island, Lagos, Nigeria
		Tel:	Nigeria: +234-1-4603340 USA: +1-713-797-2940
		E-mail:	FemiAyoade@camacpetroleumltd.com
		Attention:	Femi Ayoade, Managing Director
4.	Except as otherwise provided in this Deed, all terms and conditions contained in the Head Contract shall remain in full force and effect.
5.

This Deed shall be governed by and construed in accordance with the laws of England, not including any of its conflicts of law rules that would direct or refer to the laws of another jurisdiction. Any dispute arising, between or among any of the Parties, out of or in connection with this Deed or the Head Contract shall be resolved in accordance with Clause 1305 of the Drilling Contract, which is incorporated mutatis mutandis into the Head Contract; provided that if all the Parties are parties to the arbitration, Allied and CPL shall jointly nominate one arbitrator, Oceanic shall nominate another arbitrator and the third arbitrator shall be nominated by the two Party-nominated arbitrators.

6.	The Parties agree that this Deed may be executed in counterparts, including fax counterparts, and together with all counterpart executions shall be considered an original for all purposes hereunder.

IN WITNESS WHEREOF this Deed was duly executed and unconditionally delivered on the date first above written.

Exhibit B-2

EXECUTION PAGE

Signed as a deed on behalf of ALLIED ENERGY PLC., a public limited company incorporated under the laws of the Federal Republic of Nigeria, by [                            ], being a person who, in accordance with the laws of that territory, is acting under the authority of the public limited company

.................................................. [ ] Authorised Signatory .................................................. Witness

Signed as a deed on behalf of OCEANIC CONSULTANTS NIGERIA LIMITED, a private limited company incorporated under the laws of the Federal Republic of Nigeria, by [                            ], being a person who, in accordance with the laws of that territory, is acting under the authority of the private limited company

.................................................. [ ] Authorised Signatory .................................................. Witness

Signed as a deed on behalf of CAMAC PETROLEUM LIMITED, a private limited company incorporated under the laws of the Federal Republic of Nigeria, by [                            ], being a person who, in accordance with the laws of that territory, is acting under the authority of the private limited company

.................................................. [ ] Authorised Signatory .................................................. Witness

Exhibit B-3